April 30, 1997

COLONIAL STRATEGIC
INCOME FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Strategic Income Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

The Fund is managed by the Adviser, an investment adviser since 1931.

The Fund may invest a significant portion of its assets in lower rated bonds (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest and, therefore, may not be suitable for all investors. These securities are subject to greater risks, including the risk of default, than higher rated bonds. See "How the Fund Pursues its Objective and Certain Risk Factors." Purchasers should carefully assess the risks associated with an investment in the Fund.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for your future reference. More detailed information about the Fund is in the April 30, 1997 Statement of Additional Information, which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

                                                              SI-01/592D-0497

The Fund offers two classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                          Page
Summary of Expenses                                2
The Fund's Financial History                       3
The Fund's Investment Objective                    5
How the Fund Pursues its Objective
  and Certain Risk Factors                         5
How the Fund Measures its Performance              8
How the Fund is Managed                            8
How the Fund Values its Shares                     9
Distributions and Taxes                            9
How to Buy Shares                                 10
How to Sell Shares                                11
How to Exchange Shares                            12
Telephone Transactions                            12
12b-1 Plans                                       13
Organization and History                          13
Appendix                                          14

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plans" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                                   Class A           Class B
  Maximum Initial Sales Charge Imposed
    on a Purchase (as a % of offering price) (3)    4.75%            0.00%(5)
  Maximum Contingent Deferred Sales
    Charge (as a % of offering price) (3)           1.00%(4)         5.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares." (2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction. (3) Does not apply to reinvested distributions. (4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares." (5) Because of the 0.75% distribution fee applicable to Class B shares, long-term Class B shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                    Class A             Class B
Management fee                       0.63%               0.63%
12b-1 fees                           0.23(6)             0.98(6)
Other expenses                       0.32                0.32
                                     ----                ----
Total operating expenses             1.18%               1.93%
                                     ====                ====
(6) The service fee rate will fluctuate but will not exceed 0.25%. See "12b-1 Plans."

Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                 Class A                        Class B
Period:                                       (7)        (8)
1 year            $ 59                    $ 70       $ 20
3 years             83                      91         61
5 years            109                     124        104
10 years           184                     206(9)     206(9)

(7)  Assumes redemption at period end.
(8)  Assumes no redemption.
(9) Class B shares automatically convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information.


                                                                    CLASS A
                                        -----------------------------------------------------------------
                                                             Year Ended December 31
                                        -----------------------------------------------------------------
                                            1996         1995         1994(d)        1993(d)       1992(d)
                                            ----         ----         -------        -------       -------
Net asset value - Beginning of
  period                                   $7.220        $6.530        $7.390        $7.010        $7.020
                                           ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.623         0.621         0.580         0.565         0.669
  Net realized and unrealized gain (loss)   0.081         0.650        (0.848)        0.448        (0.004)
                                           ------        ------        ------        ------        ------
    Total from Investment Operations        0.704         1.271        (0.268)        1.013         0.665
                                           ------        ------        ------        ------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.614)(a)    (0.581)       (0.580)       (0.585)       (0.673)
In excess of net investment income            ---           ---           ---           ---        (0.002)
From net realized gains                       ---           ---           ---           ---           ---
From capital paid in                          ---           ---        (0.012)       (0.048)          ---
                                           ------        ------        ------        ------        ------
    Total Distributions Declared to
      Shareholders                         (0.614)       (0.581)       (0.592)       (0.633)       (0.675)
                                           ------        ------        ------        ------        ------
Net asset value - End of period            $7.310        $7.220        $6.530        $7.390        $7.010
                                           ======        ======        ======        ======        ======
Total return (b)                           10.24%        20.17%        (3.67)%       14.95%         9.77%
                                           ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.18%(c)      1.18%(c)      1.21%         1.19%         1.18%
Net investment income                       8.01%(c)      8.42%(c)      8.38%         8.42%         9.39%
Portfolio turnover                            110%           83%           78%          138%           96%
Net assets at end of period (000)         $755,352      $714,961      $636,824      $660,654      $437,380

---------------------------------



                                                                     CLASS A
                                                  ---------------------------------------------------
                                                               Year Ended December 31
                                                  ---------------------------------------------------
                                                   1991(d)    1990(d)   1989(d)    1988(d)    1987(d)
                                                   -------    -------   -------    -------    -------
Net asset value - Beginning of
  period                                           $6.050     $7.250    $7.270     $6.890     $7.580
                                                   -------    -------   -------    -------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             0.684      0.697     0.661      0.387      0.272
  Net realized and unrealized gain (loss)           0.966     (1.177)    0.039      0.733      0.098
                                                    ------    -------    ------     ------     -----
    Total from Investment Operations                1.650     (0.480)    0.700      1.120      0.370
                                                    ------    -------    ------     ------     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.680)    (0.697)   (0.661)    (0.476)    (0.250)
In excess of net investment income                    ---        ---       ---       ---        ---
From net realized gains                               ---        ---       ---     (0.044)    (0.810)
From capital paid in                                  ---     (0.023)   (0.059)    (0.220)       ---
                                                    ------    -------    ------     ------     -----
    Total Distributions Declared to Shareholders   (0.680)    (0.720)   (0.720)    (0.740)    (1.060)
                                                   -------    -------   -------    -------    -------
Net asset value - End of period                    $7.020     $6.050    $7.250     $7.270     $6.890
                                                   =======    =======   =======    =======    ======
Total return (b)                                   28.41%     (7.04)%    9.93%     16.66%      3.74%
                                                   ======     =======    =====     ======      =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.12%      1.12%     1.10%      1.07%      1.00%
Net investment income                              10.27%     10.27%     8.94%      5.33%      3.31%
Portfolio turnover                                    48%         2%       32%        28%        82%
Net assets at end of period (000)                $424,824   $410,270  $498,294   $631,982   $783,125

---------------------------------

(a) Distributions from income included currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.

                                                                                  CLASS B
                                                 --------------------------------------------------------------------------
                                                                          Year ended December 31
                                                 --------------------------------------------------------------------------
                                                      1996             1995           1994(a)      1993(a)     1992(a)(b)
                                                      ----             ----           -------      -------     ----------
Net asset value - Beginning of period                $7.220           $6.530          $7.390       $7.010      $7.080
                                                     ------           ------          ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.569            0.569           0.529        0.511       0.385
Net realized and unrealized gain (loss)               0.081            0.650          (0.849)       0.448      (0.067)
                                                     ------           ------          ------       ------      ------
  Total from Investment Operations                    0.650            1.219          (0.320)       0.959       0.318
                                                     ------           ------          ------       ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.560)(c)       (0.529)         (0.529)      (0.535)     (0.388)
From capital paid in                                    ---              ---          (0.011)      (0.044)        ---
                                                     ------           ------          ------       ------      ------
    Total Distributions Declared to Shareholders     (0.560)          (0.529)         (0.540)      (0.579)     (0.388)
                                                     ------           ------          ------       ------      ------
Net asset value - End of period                      $7.310           $7.220          $6.530       $7.390      $7.010
                                                     ======           ======          ======       ======      ======
Total return (d)                                      9.43%           19.29%          (4.40)%      14.11%       2.48%(e)
                                                     ======           ======          ======       ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.93%(f)         1.97%(f)        1.96%        1.94%       1.93%(g)
Net investment income                                 7.26%(f)         7.63%(f)        7.63%        7.67%       8.64%(g)
Portfolio turnover                                     110%              83%              78%         138%         96%
Net assets at end of period (000)                  $783,620         $714,049         $608,348     $475,141     $37,935

(a) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.
(b) Class B shares were initially offered on May 15, 1992. Per share amounts reflect activity from that date.
(c) Distributions from income included currency gains and gains on securities treated as ordinary income for tax purposes.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g)  Annualized

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS
The Fund will seek to achieve its objective by investing its assets in each of the following sectors of the debt securities markets: (i) securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (government securities); (ii) debt securities issued by foreign governments and their political subdivisions; and (iii) lower rated debt securities, some of which may involve equity features. The allocation of investments among these types of securities at any given time is based on the Adviser's estimate of expected performance and risk of each type of investment.

Debt Securities. The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of these securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund.

The Fund also may invest in debt securities (i) that do not pay interest but, instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash) referred to as pay-in-kind securities) or (iii) pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Because zero coupon securities, pay-in-kind securities and step coupon bonds may not pay interest, but the Fund nevertheless must accrue and distribute to investors the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions.

U.S. Government Securities. U.S. government securities include (1) U.S. treasury obligations, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (Agency Securities) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency, and (3) "when-issued" government securities.

The Fund may also invest in U.S. government securities of any maturity, including certificates representing undivided interests in the interest or principal of mortgage backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The interest only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid.

REMICS and CMOS. The Fund may invest in real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and other mortgage-backed securities of investment grade or which are considered by the Adviser to be of comparable quality. Certain of these securities may be issued by non-U.S. government agencies although the underlying mortgages will in all cases be guaranteed by a U.S. government agency. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature, these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The Fund may invest in "stripped" mortgage-backed securities representing interests in, for example, only the principal or only the interest on underlying mortgages. Interest-only strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

Lower Rated Debt Securities. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which are not considered to be investment grade (that is, they are rated below BBB by Standard & Poor's Corporation (S&P) or below Baa by Moody's Investors Service (Moody's), or are unrated but considered by the Adviser to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see the Appendix to this Prospectus. Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Because of the increased risk of default, lower rated debt securities generally have higher interest rates than higher quality securities.

The market values of U.S. government securities and corporate debt securities will fluctuate with changing interest rates, as will the Fund's net asset value per share. The Fund will limit its investments in corporate debt securities so that not more than 25% of its assets are invested in any one "industry."

The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for S&P) and comparable unrated securities. However, the Fund will only purchase securities rated Ca or lower by Moody's or CC or lower by S&P if the Adviser believes the quality of such securities is higher than indicated by the rating, if as a result holdings of that issuer will not exceed 0.50% of the Fund's net assets.

The values of lower rated securities are more likely to fluctuate directly, rather than inversely, with changes in interest rates. This is because increases in interest rates often are associated with an improving economy, which may translate into an improved ability of the issuers to pay off their bonds (lowering the risk of default). Relative to other debt securities, the values of lower rated bonds tend to be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis.

Weighted average composition of the Fund's portfolio during the year ended December 31, 1996, was:

Investment grade             27.4%
BB                            8.2%
B                            33.8%
CCC                           4.0%
CC                            0.0%
C                             0.0%
D                             0.0%
Nonrated                      0.1%
                              ---
   Subtotal                  73.4%
                              ---
U.S. Governments,
   Equities, Cash/Others      3.9%
                             ----
     Total                  100.0%
                            =====


The portfolio composition during 1996 does not necessarily reflect the current or future investments of the Fund.

Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly because of currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. The Fund may invest in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (a) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (b) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into foreign currency transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, repurchase agreements and U.S. government securities. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions.

Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

"When-Issued" and "Delayed Delivery" Securities. The Fund may acquire-securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold. Transactions in "when-issued" securities may be limited by certain Internal Revenue Code requirements.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. These trades are limited by certain Internal Revenue Code requirements. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE
Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from the average annual total return in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the quarter. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.63% of the Fund's average daily net assets in fiscal year 1996.

Carl C. Ericson, Senior Vice President (formerly Vice President), Director and Manager of the Taxable Fixed Income Group of the Adviser, has managed the Fund since 1991 and various other Colonial taxable income funds since 1985.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES
Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES
The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders monthly net income and any net realized gain, at least annually. The Fund generally declares distributions daily.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

The Fund has a significant capital loss carry forward, and until it is exhausted it is unlikely that capital gain distributions will be made. Any capital gains will, however, be reflected in the net asset value.

HOW TO BUY SHARES
Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class D shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                             Initial Sales Charge
                                         -----------------------------
                                                              Retained
                                                                 by
                                                              Financial
                                                              Service
                                               as % of         Firm
                                         -------------------  as % of
                                          Amount    Offering  Offering
 Amount Purchased                        Invested    Price     Price
 Less than $50,000                         4.99%     4.75%     4.25%
 $50,000 to less than $100,000             4.71%     4.50%     4.00%
 $100,000 to less than $250,000            3.63%     3.50%     3.00%
 $250,000 to less than $500,000            2.56%     2.50%     2.00%
 $500,000 to less than $1,000,000          2.04%     2.00%     1.75%
 $1,000,000 or more                        0.00%     0.00%     0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                    Commission
First $3,000,000                      1.00%
Next $2,000,000                       0.50%
Over $5,000,000                       0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

          Years                   Contingent Deferred
      After Purchase                  Sales Charge
           0-1                            5.00%
           1-2                            4.00%
           2-3                            3.00%
           3-4                            3.00%
           4-5                            2.00%
           5-6                            1.00%
       More than 6                        0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account falling below its Base Amount (the total dollar value of purchase payments (including initial sales charge, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Purchases of $250,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES
Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates, for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among shares of the SAME CLASS of MOST Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Adviser, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

TELEPHONE TRANSACTIONS
All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLANS Under 12b-1 Plans, the Fund pays the Distributor monthly a service fee at an annual rate of 0.15% of the Fund's net assets outstanding on January 1, 1993, and 0.25% of the Fund's net assets issued thereafter attributed to each Class of shares. The Fund also pays the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B shares. Because the Class B shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY
The Trust is a Massachusetts business trust organized in 1985. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

                                    APPENDIX
                           DESCRIPTION OF BOND RATINGS

                                       S&P

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC and CC bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

C ratings are reserved for income bonds on which no interest is being paid.

D bonds are in default, and payment of interest and/or principal is in arrears. Plus (+) or minus (-) are modifiers relative to the standing within the major rating categories.

                                     MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services And Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:



Printed in U.S.A.

April 30, 1997

COLONIAL STRATEGIC
INCOME FUND

PROSPECTUS


Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may invest a substantial portion of its assets in lower rated bonds and, therefore, may not be suitable for all investors.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the April 30, 1997 Statement of Additional Information.


-----------------        -----------------

 NOT FDIC-INSURED         MAY LOSE VALUE
                         NO BANK GUARANTEE

-----------------        -----------------

                         COLONIAL STRATEGIC INCOME FUND
                       Statement of Additional Information
                                 April 30, 1997


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Strategic Income Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated April 30, 1997. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

      Part 1                                                            Page

      Definitions                                                         b
      Investment Objective and Policies                                   b
      Fundamental Investment Policies                                     b
      Other Investment Policies                                           c
      Portfolio Turnover                                                  c
      Fund Charges and Expenses                                           c
      Investment Performance                                              f
      Custodian                                                           f
      Independent Accountants                                             f

      Part 2

      Miscellaneous Investment Practices                                  1
      Taxes                                                              10
      Management of the Colonial Funds                                   12
      Determination of Net Asset Value                                   17
      How to Buy Shares                                                  18
      Special Purchase Programs/Investor Services                        19
      Programs for Reducing or Eliminating Sales Charges                 20
      How to Sell Shares                                                 23
      Distributions                                                      24
      How to Exchange Shares                                             24
      Suspension of Redemptions                                          25
      Shareholder Liability                                              25
      Shareholder Meetings                                               25
      Performance Measures                                               25
      Appendix I                                                         27
      Appendix II                                                        31

SI-593D-0497

                                     Part 1

                         COLONIAL STRATEGIC INCOME FUND
                       Statement of Additional Information
                                 April 30, 1997

DEFINITIONS:
"Trust"        Colonial Trust I
"Fund"         Colonial Strategic Income Fund
"Adviser"      Colonial Management Associates, Inc., the Fund's investment adviser
"CISI"         Colonial Investment Services, Inc., the Fund's distributor
"CISC"         Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectus describes its investment objective and policies. Part I of this SAI includes additional information concerning, among other things, the investment restrictions of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

         Short-Term Trading
         Lower Rated Debt Securities
         Foreign Securities
         Zero Coupon Securities
         Step Coupon Bonds
         Pay-In-Kind Securities
         Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Repurchase Agreements
         Options on Securities
         Foreign Currency Transactions

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on contracts do not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and


                                       b

6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.   Invest more than 15% of its net assets in illiquid assets.

PORTFOLIO TURNOVER
Portfolio turnover for the last two fiscal years is included in the Prospectus under "The Fund's Financial History." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the following annual rates: 0.65% on the first $1 billion and 0.60% of any excess over $1 billion.

Recent Fees paid to the Adviser, CISI AND CISC (dollars in thousands)


                                                     Year ended December 31
                                                     ----------------------
                                                 1996        1995        1994
                                                 ----        ----        ----
   Management fee                               $9,243      $8,488      $8,132
   Bookkeeping fee                                 474         442         428
   Shareholder service and transfer agent fee    3,464       3,254       3,065
   12b-1 fees:
      Service fee                                3,370       3,041       2,862
      Distribution fee (Class B)                 5,514       4,931       4,501


                                       c

Brokerage Commissions (dollars in thousands)

                                                     Year ended December 31
                                                     ----------------------
                                                 1996        1995        1994
                                                 ----        ----        ----
Total commissions                                 $1         $ 24         $0
Directed transactions (a)                          0          584          0
Commissions on directed transactions               1            6          0

(a) See "Management of the Colonial Funds-Portfolio Transaction-Brokerage and Research Services" in Part 2 of this SAI.

Trustees Fees
For the fiscal year ended December 31, 1996 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees(b):

                                                                          Total Compensation From Trust And
                                                                          Fund Complex Paid To The Trustees
                              Aggregate Compensation From Fund For The    For The Calendar Year Ended
Trustee                       Fiscal Year Ended December 31, 1996         December 31, 1996(c)
-------                       -----------------------------------         --------------------

Robert J. Birnbaum            $6,187                                      $ 92,000
Tom Bleasdale                  7,112(d)                                   $104,500(e)
Lora S. Collins                6,185                                      $ 92,000
James E. Grinnell              6,253                                      $ 93,000
William D. Ireland, Jr.        7,325                                      $109,000
Richard W. Lowry               6,385                                      $ 95,000
William E. Mayer               6,122                                      $ 91,000
James L. Moody, Jr.            7,177(f)                                   $106,500(g)
John J. Neuhauser              6,367                                      $ 94,500
George L. Shinn                7,085                                      $105,500
Robert L. Sullivan             6,859                                      $102,000
Sinclair Weeks, Jr.            7,389                                      $110,000

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 1996, the Colonial Funds complex consisted of 37 open-end and 5 closed-end management investment company portfolios.
(d)  Includes $3,551 payable in later years as deferred compensation.
(e)  Includes $51,500 payable in later years as deferred compensation.
(f) Total compensation of $7,177 for the fiscal year ended December 31, 1996, will be payable in later years as deferred compensation.
(g) Total compensation of $106,500 for the calendar year ended December 31, 1996, will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                          Total Compensation From Liberty Funds
                                          For The Calendar Year Ended
Trustee                                   December 31, 1996 (h)

Robert J. Birnbaum                        $25,000
James E. Grinnell                          25,000
Richard W. Lowry                           25,000

                                        d

(h) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund
At March 31, 1997,the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

As of record on April 4, 1997, Merrill Lynch, Pierce Fenner & Smith, Inc., Attn. Book Entry, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, FL 33216, owned 8.52% of outstanding Class B shares of the Fund.

At March 31, 1997, there were 37,023 Class A and 30,129 Class B shareholders.

Sales Charges (dollars in thousands)

                                                        Class A Shares
                                                    Year ended December 31
                                                1996         1995        1994
                                                ----         ----        ----
    Aggregate initial sales charges on Fund
      share sales                              $2,340       $1,521      $3,118
    Initial sales charges retained by CISI        268          177        $348

                                                        Class B Shares
                                                    Year ended December 31
                                                1996         1995        1994
                                                ----         ----        ----
    Aggregate contingent deferred sales
      charges (CDSC) on Fund redemptions
      retained by CISI                         $2,180       $2,035      $2,267

12b-1 Plans, CDSCs and Conversion of Shares The Fund offers two classes of shares - Class A and Class B. The Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 Plans (Plans) pursuant to Rule 12b-1 under the Act. Under the Plans, the Fund pays CISI monthly a service fee at an annual rate of 0.15% of the net assets attributed to each Class of shares issued on or before January 1, 1993, a service fee of 0.25% of the net assets attributed to each Class of shares issued and outstanding thereafter. The Fund also pays CISI a distribution fee monthly at an annual rate of 0.75% of average daily net assets attributed to Class B shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CISI's expenses, CISI may realize a profit from the fees. The Plans authorize any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. The CDSCs are described in the Prospectus.


                                       e

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-Related Expenses (dollars in thousands) of CISI relating to the Fund were:

                                                Year ended December 31, 1996
                                             Class A Shares     Class B Shares
Fees to FSFs                                     $1,550             $6,420
Cost of sales material relating to the Fund         194                318
  (including printing and mailing expenses)
Allocated travel, entertainment and other
  promotional expenses (including advertising)      272                444


INVESTMENT PERFORMANCE
The Fund's Class A and Class B yields for the month ended December 31, 1996 were 6.55% and 6.10%, respectively.

The Fund's average annual total returns at December 31, 1996 were:

                                                Class A Shares
                                     1 year         5 years          10 years
                                     ------         -------          --------
    With sales charge of 4.75%        5.01%           8.93%            9.31%
    Without sales charge             10.24%          10.00%            9.84%


                                                Class B Shares
                                                              May 15, 1992
                                                            (commencement of
                                                        investment operations)
                                      1 year          through December 31, 1996
                                      ------          -------------------------
    With applicable CDSC         4.43% (5.00% CDSC)        8.64% (2.00% CDSC)
    Without CDSC                       9.43%                    8.96%


The Fund's Class A and Class B distribution rates at December 31, 1996, based on the most recent quarter's distribution, annualized, and the maximum offering price at the end of the quarter, were 7.51% and 7.12%, respectively.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing on pages 7 through 35 of the December 31, 1996 Annual Report are incorporated in this SAI by reference.
                                       f